                                                                   EXHIBIT 10.47

                          PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this "Security Agreement") is made and entered into as of this January 25, 2002 by and between (i) THE NEW YORK MORTGAGE COMPANY, LLC, a New York limited liability company (the "Company") and
(ii) NATIONAL CITY BANK OF KENTUCKY, a national banking association ("National City" or "Bank").

                                    RECITALS

WHEREAS, the Company, the Guarantor named therein and the Bank have entered into a Warehousing Credit Agreement of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and

WHEREAS, pursuant to the transactions contemplated by the Credit Agreement, the Bank has or will have in its possession various documents and other property that constitute "Collateral", as defined below; and

WHEREAS, as part of the security for the "Secured Obligations", as defined below, the Company has agreed to pledge and grant a security interest to the Bank in and to the "Collateral" and the Company desires that the Bank be appointed as a custodian, bailee and pledgeholder on behalf of the Bank of any and all such items of "Collateral" as may be in the Bank's possession or under its control from time to time; and

WHEREAS, under the terms of the Credit Agreement, it is a condition to the obligation of the Bank to make Advances that the Company execute and deliver this Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the Company and the Bank, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

            1.1 Credit Agreement Definitions. Each capitalized term used herein which is not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

            1.2 Additional Definitions. As used herein, the following terms shall have the following respective meanings:

            "Collateral" shall have the meaning given such term in ARTICLE 2 hereof.

            "Collections" shall mean all payments, funds, or money paid by an Obligor with respect to any liability or obligation arising under a promissory note which evidences a Pledged Loan.

            "Kentucky Uniform Commercial Code" shall mean the Uniform Commercial Code as adopted in the Commonwealth of Kentucky.

            "MERS" shall mean the Mortgage Electronic Registration Systems, Inc., the real estate finance industry's electronic registry for tracking ownership of mortgage rights.

            "Mortgage-backed Securities" shall mean securities issued by the Company or any Affiliate and guaranteed by GNMA or any successor, or securities issued by FNMA, FHLMC, or any successor, which are secured by pools of mortgages.

            "Obligor" shall mean a person or other entity who now or hereafter is or becomes liable to the Company with respect to any of the Collateral.

            "Pledged Loan" shall mean any Loan made by the Company with respect to which the Bank has made an Advance, or with respect to which the Company has requested an Advance unless such Request for Advance is rejected by the Bank, or which is now or hereafter at any time pledged, assigned, transferred, or conveyed, or a security interest therein granted, to the Bank. If the context so requires, "Pledged Loan" shall also mean any and all instruments and documents which evidence, secure or relate to any such Loan.

            "Pledged Mortgage-backed Securities" shall mean Mortgage-backed Securities with respect to which the Bank has made a Warehouse Advance, or with respect to which the Company has requested a Warehouse Advance, or which constitute proceeds of any Pledged Loan, or which are now or hereafter at any time pledged, hypothecated, assigned, transferred, or conveyed, or a security interest therein granted, to the Bank.

            "Secured Obligations" shall mean all obligations, liabilities, and indebtedness of the Company to the Bank, due or to become due, direct or indirect, absolute or contingent, joint or several, now existing or at any time hereafter arising, incurred under the Credit Agreement, this Security Agreement, the Notes, any of the other Loan Documents, any other credit agreement or note hereafter executed and delivered by the Company in favor of the Bank, and any amendment to any of the foregoing, or otherwise, and any amendment, renewal, or extension of any such obligations, liabilities, and indebtedness, including without limitation all interest, fees, charges, expenses, and reasonable attorneys' fees, to the extent permitted by law, incurred to enforce the Bank's rights against the Company thereunder or otherwise, or arising out of the defense or prosecution of any matter growing out of this Security Agreement or any of the other documents, agreements and instruments referred to above or any security interest granted herein.

                                    ARTICLE 2

                          PLEDGE; AUTHORIZATION TO FILE

                               FINANCING STATEMENT

2.1 Pledge and Grant of Security Interest. To the extent necessary to secure the payment and performance by the Company of each and every of the Secured Obligations, including without limitation the payment of all indebtedness now owed to the Bank, and all future advances which may be made from time to time by the Bank to the Company under the Credit Agreement or the Notes, the Company does hereby pledge, assign, and transfer to the Bank, and grant the Bank, a lien on and a security interest in, all of the

Company's right, title, and interest in and to the following, whether now owned or hereafter acquired, and whether now existing or hereafter incurred (the "Collateral"):

            (a) All Pledged Loans, each promissory note evidencing a Pledged Loan (the "Mortgage Notes") and each mortgage, deed of trust, deed to secure debt or other security device which is customary and serves the same function as a mortgage under law and practice in the jurisdiction where the premises subject to the mortgage are located, securing each such Mortgage Note (the "Mortgages") (including, without limitation, all of the foregoing held from time to time by the Bank or other financial intermediary or bailee);

            (b) All security agreements, chattel mortgages, assignments of rent, assignments of lease, financing statements, private mortgage insurance, FHA insurance, VA guaranties, guaranties of payment and/or performance and other security instruments which secure, or otherwise constitute collateral for, any of the Pledged Loans;

            (c) All Co-op Shares, Co-op Leases, recognition agreements, financing statements, and all assignments thereof, securing Co-op Loans owned by the Company;

            (d) All Pledged Mortgage-backed Securities;

            (e) All Commitments relating to the Pledged Loans, all rights to deliver Pledged Loans to Approved Investors and other purchasers pursuant thereto and all proceeds from the disposition thereof;

            (f) All general intangibles and instruments (as those terms are defined in the Uniform Commercial Code as adopted in the Commonwealth of Kentucky) arising out of or related to the Pledged Loans;

            (g) All accounts (as that term is defined in the Uniform Commercial Code as adopted in the Commonwealth of Kentucky) (which do not include any escrow accounts or custodial trust accounts) arising out of or related to the Pledged Loans or the Pledged Mortgage-back Securities;

            (h) All title, casualty, and liability insurance policies issued in connection with, or insuring any risk of loss arising out of, the Pledged Loans;

            (i) All accounts, balances, deposit accounts (which do not include any escrow accounts or custodial trust accounts), credits, and money held by any Bank (or any affiliate thereof) in the name of or for the benefit of the Company;

            (j) All surveys, appraisals, bonds, certifications, correspondence, files, information, data, books, records and other documents and agreements, relating to the Pledged Loans or the Pledged Mortgage-backed Securities;

            (k) All private mortgage insurance, FHA insurance and VA guaranties relating to any Pledged Loan, all commitments or approvals for the same issued by the FHA or VA; and

            (l) All proceeds and products of the foregoing, both cash and non-cash, and any and all proceeds of any insurance, indemnity, warranty or guaranty, any and all payments made or due to the Company in connection with the requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral (or any person acting under color of governmental authority) and any and all securities issued with respect to any of the Collateral.

            2.2 Authorization to File Financing Statement. The Company authorizes the Bank to, at any time and from time to time, file in any one or more jurisdictions financing statements that describe the Collateral, together with continuation statements thereof and amendments thereto, without the signature of the Company and which contain any information required by the Kentucky Uniform Commercial Code or the Uniform Commercial Code, as revised, applicable to such jurisdiction for the sufficiency or filing office acceptance of any financing statements, continuation statements or amendments.

                                    ARTICLE 3

                                   [RESERVED]

                                    ARTICLE 4

                   DELIVERY OF COLLATERAL; DOCUMENT CUSTODIAN

4.1 Documents to be Delivered Prior to an Advance. Each Pledged Loan to be included in the computation of the Warehouse Borrowing Base shall be identified on a Collateral Transmittal Letter in the form prescribed from time to time by the Bank in its sole discretion (each a "Collateral Transmittal Letter"); provided, however, notwithstanding anything else to the contrary contained herein, in the event that the Company electronically transmits the required Loan materials to the Bank ("Collateral Data Transmission"), a Collateral Transmittal Letter shall not be required to be delivered to the Bank, however, the Company shall be required to provide the Bank with a summary report of such Loans in form acceptable to the Bank (a "Collateral Transmittal Summary"). Said Collateral Transmittal Letter or Collateral Transmittal Summary shall be delivered to the Bank together with (except in the case of a Wet Loan) the following collateral documents with respect to each Loan (the following are collectively referred to herein as the "Collateral Mortgage Documents"):

            (a) The original Mortgage Note executed with respect to such Pledged Loan, which must be payable to the order of the Company (or properly endorsed to the Company (without recourse) or in blank if purchased or acquired by the Company) and endorsed in blank by the Company (without recourse);

            (b) (i) An assignment of the Mortgage securing the Mortgage Note by the Company executed in recordable form in blank, or (ii) a MERS assignment of the Mortgage securing the Mortgage Note by the Company, in the format as may be prescribed by MERS from time to time, executed in recordable form in blank. If appropriate filing and recording information regarding such Mortgage, including the MERS Identification Number ("MIN"), has not been inserted into the assignment and the

Bank has determined that such information is necessary to perfect its Security Interest in such Mortgage, the Company shall promptly provide such information to the Bank when available and hereby authorizes the Bank to insert such information as appropriate (whether or not such information is supplied to the Bank by the Company); however, the Bank shall not have any obligation to insert such information, and may require the missing information to be completed by the Company;

            (c) Copies of all intervening assignments of mortgage (required only if the Mortgage was purchased by the Company or does not otherwise run directly to the Company), including photocopies of the assignors' signatures, with attached thereto a certification of the Company, a title company or an escrow company acceptable to the Bank, that the copy of the assignment is a true copy of the original assignment;

            (d) If applicable, a copy of the power of attorney of the mortgagor under any such Pledged Loan with attached thereto a certification of the Company that the copy of the power of attorney is a true copy thereof; and

            (e) Any other files, records or documents (including truth-in-lending disclosures, a copy of each "RESPA" settlement statement, or refinance settlement statement if such Loan is a refinance, and evidence of Approved Investor Commitment) the Bank may reasonably deem necessary, appropriate or desirable, upon request by the Bank to the Company requesting the same.

            4.2 Co-op Loans.

In connection with the initial request for an Advance to originate a Co-op Loan, the Company shall deliver a Collateral Transmittal Letter or Collateral Transmittal Summary to the Bank along with the following Collateral Documents with respect to each Co-op Loan (the "Collateral Mortgage Documents"):

            (A) the original Mortgage Note evidencing such Co-Op Loan (together with any intervening endorsements and an endorsement thereto by the Borrower signed in blank);

            (B) a certified true copy of the original Co-Op Security Agreement and, if such Co-Op Loan was purchased by the Borrower, the originals of all intervening assignments thereof, and an assignment of the Security Agreement by the Borrower signed in blank;

            (C) a certified true copy of the Co-Op Shares;

            (D) a certified true copy of the stock powers with respect to the Co-Op Shares;

            (E) a certified true copy of the UCC-1 financing statements for such Co-Op Loan, as delivered for recording, and any intervening assignments thereof, certified by the Borrower to be true and correct copies thereof and assignments of such financing statements by the Borrower signed in blank;

            (F) a certified true copy of the proprietary lease;

            (G) a certified true copy of the assignment of proprietary lease, signed in blank; and

            (H) a UCC-3 financing statement for each Co-Op Loan in blank, fully executed by the Company and in recordable form.

4.3 Wet Loans. At the time of a request for an Advance to originate one or more Wet Loans, the Company shall deliver to the Bank a Collateral Transmittal Letter (or in lieu thereof, Electronic Transmittals), and within ten (10) calendar days after the date of the Advance for the Mortgage Note appurtenant to said Wet Loan(s), the Company shall deliver to the Bank a Collateral Transmittal Letter together with each of the Collateral Mortgage Documents identified in SECTIONS
4.1 AND 4.2 of this Security Agreement. The Company agrees to notify the Bank by facsimile no later than 12:00 noon (Louisville, Kentucky time) on the second
(2nd) Business Day after the date of any Collateral Transmittal Letter in respect of a Wet Loan if such Wet Loan did not close, together with a statement indicating the reason therefor.

4.4 Document Custodian. The Bank may act as Document Custodian from time to time, as requested by the Company to facilitate the Company's sale of Pledged Loans to the Approved Investors or other investors. The Bank represents that it currently (i) satisfies the criteria under the applicable GNMA, FNMA and FHLMC guidelines for acting as a document custodian for GNMA, FNMA and FHLMC, as the case may be, and (ii) has facilities and procedures in place to act as a document custodian in compliance with the requirements of GNMA, FHLMC and FNMA. The Bank will promptly notify the Company in the event that either of the foregoing shall no longer be correct. The Company shall pay to the Bank such fees for the performance of the Bank's duties hereunder as may from time to time be agreed upon by the Company and the Bank. The Company shall also reimburse the Bank for all reasonable out-of-pocket expenses incurred by the Bank in connection with the transmittal and delivery of any Pledged Loan or related documents to any third party.

4.5 Bank's Segregation of Collateral Mortgage Documents. All Collateral Mortgage Documents and other documents delivered to or held by the Bank in its capacity as Bank under the Credit Agreement shall be segregated from other mortgage loan documentation (if any) held by the Bank and shall be properly identified as Collateral of the Bank, securing the Secured Obligations.

4.6 Collateral in Trust.The Company shall hold the following Collateral and documents in trust for the Bank, and shall furnish and deliver such Collateral and documents to the Bank immediately upon request of the Bank:

            (a) The original Mortgage securing a Mortgage Note recorded in the county where the property encumbered is located and any financing statements filed with respect thereto;

            (b) The original of any guaranty agreement, assignment of rent, or other instrument securing such Pledged Loan, together with duly executed assignments thereof in recordable form but not recorded;

            (c) A mortgagee's title insurance policy (or commitment therefore) on an American Land Title Association standard policy form (revised coverage, most recent form) from a substantial and reputable title insurance company, in favor of the Company insuring the lien of the Mortgage securing such Pledged Loan (subject only to such exceptions as are generally acceptable to reputable lending institutions, mortgage investors and securities dealers), together with duly executed assignments thereof;

            (d) Evidence satisfactory to the Bank that the premises covered by the Mortgage securing such Pledged Loan are insured against fire and perils of extended coverage, with the Company named as a loss payee or mortgagee, for an amount at least equal to the full insurable value of such premises, or if less than the full insurable value of such premises, the Collateral Value of such Pledged Loan;

            (e) Unless not required by law or the requirements of any agency or Approved Investor, an Appraisal of each property securing a Pledged Loan which conforms with the requirements of applicable appraisal laws and regulations;

            (f) In the case of an FHA Mortgage Note or a VA Mortgage Note, an FHA insurance certificate or a VA guaranty certificate, as the case may be;

            (g) In the case of a Mortgage Note made in connection with a Conforming Loan with a loan-to-value ratio in excess of eighty percent (80%), the applicable private mortgage insurance policy;

            (h) Credit information on the maker of each such Mortgage Note;

            (i) Any additional documents which are customarily required by GNMA, an Approved Investor or other institutional investor; and

            (j) Surveys, appraisals, and all other documents and instruments relating to such Pledged Loan.

Upon the occurrence and during the continuance of an Event of Default, the Company shall at the direction of the Bank, deliver all items referred to in this SECTION 4.6 to such place as the Bank shall so direct, such items to be held for the benefit and on behalf of the Bank.

      4.7 Possession and Control. The Company shall have possession of the Collateral, except where otherwise expressly required by this Security Agreement or where the Bank chooses to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral is in the possession of a third party, the Company will join with the Bank in notifying the third party of the Bank's security interest and obtaining an acknowledgement from the third party that it is holding the Collateral for the benefit of the Bank. The Company will cooperate with the Bank in obtaining control with respect to Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper.

                                    ARTICLE 5

                DELIVERY OF LOANS TO INVESTORS OR POOL CUSTODIANS

            (a) The Bank shall deliver the requisite Collateral Mortgage Documents with respect to a Loan pledged to the Bank and all related documents then held by the Bank, directly to (i) an Approved Investor for purchase in accordance with the terms of any applicable Commitment, or (ii) the Document Custodian for certification in connection with the formation of a pool of mortgage loans to secure Mortgage-backed Securities. Each such transmittal of documents by the Bank shall be accompanied by a bailee letter in the form of EXHIBIT D hereto as applicable or in such other form as may be prescribed from time to time by the Bank or such other forms of instruction and bailment which FNMA, GNMA or FHLMC require in lieu of the foregoing (any of such forms of instruction and bailment, being a "Bailee Letter"), which shall be executed by the Bank and shall provide in all cases that all documents relating to such Pledged Loan shall be returned to the Bank if such Loan is not purchased within forty-five (45) calendar days after the date of delivery of the Bailee Letter, but in no event shall such payments be made to the Bank later than the date of settlement, in accordance with the Bank's instructions as set forth in the Bailee Letter. All payments in respect of such Collateral purchased by an Approved Investor shall not be deemed received by the Bank until such funds constitute "immediately available funds" in the Collateral Proceeds Account. All such "immediately available" funds received by the Bank in the Collateral Proceeds Account on a Business Day, shall be applied to the Secured Obligations as a prepayment on the same Business Day, except as otherwise required in the Credit Agreement and provided the Company has delivered to the Bank written notification identifying the Loan to which such funds apply. Such delivery of Collateral Mortgage Documents is subject to the following additional conditions:

            (i) such delivery may be made upon prior written notice from the Company communicated to the Bank, such written notice to be in the form of EXHIBIT A hereto, or in such other form as may be prescribed from time to time by the Bank in its sole discretion (a "Shipping Request"), provided that such delivery is in compliance with the terms of the applicable Commitment;

            (ii) the Bank shall use its best efforts to make such delivery on the same Business Day of its receipt of a Shipping Request from the Company but in no event shall such delivery be made later than the Business Day following the Business Day that the Bank receives the Shipping Request;

            (iii) before the Bank shall deliver any Collateral to GNMA, FHLMC or FNMA or other Approved Investor (or a document custodian thereof), the Company shall have delivered the original and any required copies of all necessary or appropriate forms to effect delivery and payment thereof in accordance with instructions dictated by the Bank;

            (iv) the forms described in the preceding clause (ii) shall be delivered to GNMA, FNMA, FHLMC or such other Approved Investor, as the case may be, together with the Collateral Mortgage Documents; and

            (v) each such delivery shall be accompanied by instructions to the relevant Approved Investor that all payments in respect thereof shall be wire transferred to the Collateral Proceeds Account.

            (b) Collateral Documents held by the entity which is the Bank in its capacity as Document Custodian shall be segregated from other Collateral and shall be properly identified as collateral of the Bank, securing the Secured Obligations. If a sale of the Pledged Loans to any such agency is not consummated within forty-five (45) calendar days, then the Bank shall either (i) re-integrate such Collateral Mortgage Documents into the warehouse of Collateral Mortgage Documents pledged to the Bank, or (ii) take such other corrective action with respect thereto requested by the Company and permitted by this Security Agreement.

                                    ARTICLE 6

                           COLLATERAL PROCEEDS ACCOUNT

            (a) The Company has established and will maintain the Collateral Proceeds Account at the offices of the Bank for the benefit of the Company. It is expressly understood by the Company that it shall have no access whatsoever to the Collateral Proceeds Account. Without limiting the foregoing, the Company shall have no right to issue, or request the issuance of, and the Bank is hereby irrevocably instructed not to accept or permit, any checks on, orders for withdrawal from, or other orders in respect of, the Collateral Proceeds Account.

            (b) The Company hereby confirms the grant made by it to the Bank, as security for all present and future Secured Obligations, of a first lien and security interest in the Collateral Proceeds Account and all proceeds thereof. The Bank shall mark its books and records with respect to the Collateral Proceeds Account to indicate the perfected security interest therein in favor of the Bank. Bank shall not exercise any rights or take actions with respect to the Collateral Proceeds Account which are not set forth in this Security Agreement.

                                    ARTICLE 7

                              RELEASE OF COLLATERAL

           (a) The lien and security interest provided for herein with respect to the Collateral Mortgage Documents related to one or more particular Pledged Loans shall be released upon the occurrence of the following applicable conditions:

                  (i) when such Pledged Loan has been sold and the Bank has received the full payment in respect thereof, in immediately available funds, required under the terms of the applicable Commitment, provided that such lien and Security Interest shall be automatically reinstated in the event that said payment shall be set aside by any court or governmental authority; and

                  (ii) as to any particular Pledged Loan, if all principal (including any premium), interest and other amounts outstanding under a particular Pledged Loan shall have been paid in full by the mortgagor thereunder, and (y) the Bank shall have received the certification of the authorized officer of the Company to the effect that said Loan has been paid in full and (z) the Bank shall have received the principal amount of such repayment (to be applied against the Secured Obligations);

            (b) If any such release hereunder shall give rise to the conditions requiring a mandatory prepayment under the Credit Agreement (by reason of the sum of the Aggregate Outstanding Warehouse Balance plus the Aggregate Outstanding Excess Balance exceeding the sum of the Warehouse Borrowing Base), then the Company shall promptly make such mandatory prepayment in accordance with the terms of the Credit Agreement.

            (c) In the event it shall be necessary for the Bank to assign or endorse any of the Collateral Mortgage Documents in connection with any release hereunder, such assignment or endorsement shall be without representation or warranty and without recourse to the Bank in any event whatsoever except for instances of the Bank's gross negligence or willful misconduct.

            (d) Notwithstanding anything in the foregoing to the contrary, the Bank shall not be obligated to take any action in respect of a release of any Collateral which would adversely affect any lien in favor of the Bank in such Collateral unless such release is for the purpose of terminating such lien in accordance with this ARTICLE 7.

            (e) The lien and security interest of the Bank in Mortgage-backed Securities shall be released upon the Bank's receipt of the full purchase price therefor plus payment of any shortfalls of the full purchase price in repaying the outstanding Advances with respect to the Mortgage-backed Security relating thereto, in "immediately available funds" pursuant to the terms hereof.

            (f) In connection with the creation of Mortgage-backed Securities, the Company confirms and agrees that the lien and security interest of the Bank in Collateral Mortgage Documents delivered to an investor in connection with the issuance of Mortgage-backed Securities backed by said Collateral Mortgage Documents (or pools thereof) shall automatically be transferred to, and continue with respect to, such Mortgage-backed Securities as and when the lien and security interest of the Bank in said Collateral Mortgage Documents is released pursuant to the provisions hereof.

            (g) If the lien and security interest in favor of the Bank in any Collateral is terminated pursuant hereto, the Bank shall release and redeliver to the Company or its designee any such Collateral then held by the Bank that is the subject of such terminated security interest.

            (h) Subject to the terms of the Credit Agreement, the Bank may, upon written request from the Company, deliver to the Company Collateral Mortgage Documents if such documents require correction, provided that such delivery shall be made only upon the Bank's receipt of a trust receipt in the form of EXHIBIT B hereto or such other form as may be prescribed from time to time by the Bank (a "Trust Receipt") duly executed by the Company requiring that the affected Collateral Mortgage Document be returned to the Bank within fifteen
(15) calendar days after such delivery, and provided further that at any one time the aggregate principal amount of all Pledged Loans secured in whole or in part by Collateral Mortgage Documents which are subject to a request for delivery for correction pursuant to this SECTION 7.1(H) shall not be more than One Million Dollars ($1,000,000.00).

                                    ARTICLE 8

                             PAYMENTS ON COLLATERAL

If, while this Security Agreement is in effect, the Company shall become entitled to receive or shall receive any principal or interest or any other payment in respect of the Collateral, the Company agrees to accept the same as the Bank. Upon the occurrence and continuance of an Event of Default, if required by the Bank, the Company shall deliver the same forthwith to the Bank. All sums of money so paid in respect of the Collateral, other than amounts representing real estate tax and insurance escrows for Pledged Loans and principal and interest payments on Loans that are required to be remitted to FNMA, FHLMC, GNMA or private investors which are received by the Company and paid to the Bank shall be deposited into the Collateral Proceeds Account and credited against the Secured Obligations. All sums representing such principal and interest payments and real estate tax and insurance escrows delivered to the Bank in accordance with this ARTICLE 8 shall be deposited into an escrow account with any bank satisfactory to the Bank, to be held for the payment of the applicable principal and interest or real estate taxes and insurance premiums.

                                    ARTICLE 9

                     REPORTS CONCERNING EXISTING COLLATERAL
                        AND HEREAFTER ACQUIRED COLLATERAL

From time to time, hereafter as requested by the Bank, the Company will promptly give a written report to the Bank describing and listing each document, instrument, or other paper which evidences, secures, guarantees, insures, or pertains to any item of Collateral whether now or hereafter owned, acquired, or held by the Company which the Company has not theretofore delivered to the Bank on behalf of the Bank. Such written report shall contain sufficient information to enable the Bank to identify each such document, instrument, or other paper. Upon the request of the Bank, the Company shall promptly provide additional information concerning, or a more complete description of, each such document, instrument, or other paper, or promptly deliver the same to the Bank.

                                   ARTICLE 10

                         REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the Bank as follows, which representations and warranties shall survive the execution and delivery of this Security Agreement and shall be deemed to be continuing representations and warranties until the Notes and the other Secured Obligations have been respectively paid in full and this Security Agreement has been fully terminated:

            (a) All of the representations and warranties set forth in the Credit Agreement are true and correct;

            (b) The Company is the legal and equitable owner of the Collateral, or has rights in or otherwise has the power to transfer the Collateral, and its interests therein are free and clear of all liens, security interests, charges, and encumbrances of every kind of nature (other than as described in the Warehouse Credit Agreement and created hereunder or under Commitments or under assignments to purchasers under such Commitments);

            (c) The Company is the legal and equitable owner of the Collateral, and its interests therein are free and clear of all liens, security interests, charges, and encumbrances of every kind and nature (other than as described in the Credit Agreement and created hereunder or under Firm Commitments or Standby Commitments or under assignments to purchasers under such Commitments);

            (d) The Company has good right, power, and lawful authority to pledge, assign, and deliver the Collateral in the manner contemplated by this Security Agreement;

            (e) No consent or approval (other than any which may be incidental to any filing which may be necessary to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be either (i) necessary to the validity of the rights created hereunder, or (ii) required prior to the assignment, transfer, and delivery of any of the Collateral to the Bank;

            (f) To the Company's knowledge, no material dispute, right of setoff, counterclaim, or defense exists with respect to all or any part of the Collateral;

            (g) This Security Agreement constitutes the legal, valid, and binding obligation of the Company enforceable against the Company and the Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency, or other similar laws affecting creditors' rights generally);

            (h) In making and closing each Pledged Loan, the Company has materially complied with, and all Collateral Mortgage Documents delivered with respect to such Pledged Loans materially comply with, all applicable federal, state, and local laws, regulations, and rules, including, but not limited to, laws relating to disclosure of credit terms, equality of credit opportunity, real estate settlement procedures, and usury laws;

            (i) Immediately upon the execution and delivery of the Credit Agreement, the Notes, and the Collateral Mortgage Documents, and upon the assignment, transfer, and delivery of the Collateral to the Bank as contemplated herein, the Bank shall have valid and perfected first priority security interests in and liens in the Collateral;

            (j) This Security Agreement is made with full recourse to the Company and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Company contained herein, in the Credit Agreement and otherwise in writing in connection herewith or therewith; and

            (k) The chief executive office of the Company is located at 304 Park Avenue South, 7th Floor, New York, New York 10010. The Company will not move such offices without giving the Bank thirty (30) calendar days prior written notice. The Company shall not change its name, identity or corporate structure so long as the Secured Obligations remain unpaid without the prior written approval of the Bank. The originals of all documents evidencing the Collateral (except that which has been delivered to the Bank) and the only original books of accounts and records of the Company relating thereto are, and will continue to be, kept at such chief executive office; and the Company agrees that it will not sell, assign, transfer, exchange, settle any claim with respect to, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral or any interest therein, or any proceeds thereof, except for (i) the lien and security interest provided by this Security Agreement, and (ii) any sale or other disposition provided for under the terms of this Security Agreement.

                                   ARTICLE 11

                                     DEFAULT

11.1 Events of Default. The occurrence of one or more of the following events shall constitute an Event of Default:

            (a) The occurrence of an Event of Default as defined in the Credit Agreement;

            (b) Any default in or breach of any covenant, term, condition, representation, or warranty contained herein, in the Credit Agreement or any of the other Loan Documents by the Company; and

            (c) The Collateral, or any portion thereof, should diminish in value so that the sum of the Aggregate Outstanding Warehouse Balance plus the Aggregate Outstanding Excess Balance exceeds the Warehouse Borrowing Base, whether such diminution is caused by the default of any Obligor, an uninsured loss to the real property underlying any Pledged Loan resulting from defect of title or casualty to the premises or its improvements, or otherwise, and such excess shall not have been paid to the Bank as provided in the Credit Agreement.

            (d) The Company shall change its state of incorporation or change its corporate name without obtaining the Bank's prior written consent.

11.2 Remedies in Event of Default. If one or more Events of Default shall occur, then, the Bank at its option, in addition to any and all other rights and remedies which it may then have under this Agreement, under the Credit Agreement, under any other instrument, or at law or in equity or otherwise, may, subject to the provisions of the Credit Agreement; provided, however, that if any Event of Default specified in SECTIONS 8.1(B), 8.1(F) OR 8.1(G) of the Credit Agreement shall occur, the principal of and all interest on the Notes and other Secured Obligations shall thereupon become due and payable concurrently therewith and the Bank's obligations to make Advances under the Credit Agreement shall immediately terminate, without any further action by the Bank and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which the Company hereby expressly waives:

            (a) Declare the unpaid principal balance of the Secured Obligations, or any part thereof, to be immediately due and payable;

            (b) Transfer the Collateral or any part thereof into the Bank's name, or the name of its nominee;

            (c) In the name of the Company, or otherwise, to demand, collect, receive, and receipt for all sums or payments due to the Company from Obligors, including collections and proceeds of Collateral;

            (d) In the name of the Company, or otherwise, compromise, settle and give acquittance for, and prosecute and discontinue any suits or legal proceedings with respect to, any or all of the Collateral;

            (e) Take any reasonable action which the Bank may reasonably deem necessary or desirable in order to realize on the Collateral, including the power to take possession of all books and records relating to the Collateral, to perform any contract, endorse in the name of the Company, without recourse to the Bank, any checks, drafts, notes, or other instruments or documents received in payment of or on account of the Collateral;

            (f) Enter upon the premises where any of the Collateral not in the possession of the Bank is located and take possession thereof and remove the same, with or without judicial process;

            (g) Reduce its claim to judgment or foreclose or otherwise enforce the security interests herein granted and assigned, in whole or in part, by any available judicial procedure;

            (h) After any required notice, and subject to the provisions of
SECTION 11.4 hereof, sell, lease, or otherwise dispose of all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Bank's power of sale, but sales may be made from time to time, and at any time, until all the Collateral has been sold or until all Secured Obligations have been fully paid and performed), and at any such sale the Bank may participate as a buyer and bid on and purchase any of the Collateral;

            (i) In its discretion, surrender any policies of insurance on the Collateral owned by the Company and receive the unearned premiums, and, in connection therewith, the Company hereby appoints the Bank as the agent and attorney-in-fact for the Company to collect such premiums;

            (j) In its discretion, retain the Collateral in satisfaction of the Secured Obligations; and

            (k) Exercise any and all other rights, remedies, and privileges it may have under this Security Agreement, or any of the other promissory notes, assignments, mortgages, deeds of trust, chattel mortgages, security agreements, transfers of lien, and any other instruments, documents, and agreements executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement. The Company acknowledges and agrees that sale of the Collateral pursuant to any Firm Commitment or Standby Commitment shall be conclusively deemed to be a sale of the Collateral in a commercially reasonable manner.

11.3 Bank Appointed Attorney-in-Fact. Effective upon the occurrence and continuation of an Event of Default or an Unmatured Event of Default, the Company hereby irrevocably appoints and constitutes the Bank the Company's attorney-in-fact, with full power of substitution, to: (a) submit any Pledged Loan and related documents to a purchaser under a Firm Commitment or Standby Commitment; and (b) for the purpose of carrying out the provisions of this Security Agreement, take any action and execute and endorse in the name of the Company, without recourse to the Bank, any instrument or document which the Bank may deem necessary or advisable to accomplish the purpose hereof. This appointment is coupled with an interest. Without limiting the generality of the foregoing, the Bank shall have the right and power to receive, endorse, and collect checks and other orders for the payment of money made payable to the Company representing any payment or reimbursement made under, pursuant to, or with respect to the Collateral or any part thereof and to give full discharge for the same. The authority of the Bank to act pursuant to the foregoing appointment shall lapse if, prior to acceleration of the Secured Obligations, the Company shall have fully cured, to the satisfaction of the Bank, the Event of Default or Unmatured Event of Default. Whether or not an Event of Default or an Unmatured Event of Default shall have occurred or be continuing, the Company hereby authorizes the Bank in its discretion at any time and from time to time to complete, sign or endorse, as necessary, any note, assignment or real estate mortgage or deed of trust which heretofore was, or hereafter at any time may be, executed and delivered in blank by the Company to the Bank, and as further evidence of authorization granted by the Company to the Bank under this Section, the Company shall execute a Power of Attorney substantially in the form of EXHIBIT C attached hereto and made a part hereof by this reference.

11.4 Collections on Collateral by the Bank. Upon the occurrence and continuation of an Event of Default or an Unmatured Event of Default, the Bank shall be entitled, but not obligated, at any time and from time to time, to notify and direct any or all Obligors with respect to any of the Collateral to thereafter make all payments on such Collateral directly to the Bank or such other person or entity designated by the Bank, regardless of whether the Company was previously making collections thereon. The Bank shall account to the Company for all such payments received. Each Obligor making such payment to the Bank or such other person or entity designated by the Bank shall be fully protected in relying on the written statement of the Bank that it then holds the security interests herein granted and assigned which entitled it to receive such payment, and the receipt of the Bank or of such other person or entity designated by the Bank for such payment shall be full acquittance therefore to the Obligor making such payment.

11.5 Application of Proceeds. Until all Secured Obligations have been paid in full, any and all proceeds received by the Bank from any sale or other remedy pursuant to this ARTICLE 11 shall be applied by the Bank as follows:

            First: to the payment of all costs and expenses incurred by the Bank in connection with the administration and enforcement of this Security Agreement, including the reasonable fees and the expenses of counsel and accountants employed in connection therewith;

            Second: to the payment of all other costs and expenses of sale or other disposition of any of the Collateral, including the out-of-pocket expenses of the Bank and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith;

            Third: to the payment in full of the Secured Obligations and all interest and fees thereon, in such order as the Bank shall determine; and

            Fourth: the balance (if any) of such proceeds shall be paid to the Company, its successors or assigns, or as a court of competent jurisdiction may direct.

In the event that such proceeds are not sufficient to satisfy the Secured Obligations in full, the Company shall remain liable to the Bank for any deficiency.

                                   ARTICLE 12

                                  MISCELLANEOUS

12.1 Assignment. This Security Agreement is not assignable by the Company.

12.2 Indemnity by Company.

            (a) In addition to the payment of expenses pursuant to the terms hereof, the Company agrees to indemnify, pay and hold harmless the Bank and any holder of any Note and the officers, directors, employees and agents of the Bank and such holders (collectively called the "Indemnitees") from and against any and all other all liabilities, obligations, losses, damages, penalties, judgments, suits, and reasonable costs, expenses, and disbursements of any kind whatsoever, (including without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitees, in any manner relating to or asserted against such Indemnitees, in any manner relating to or on account of the Warehouse Loan Documents or the Collateral taken hereunder, the duties or actions performed or taken, or not performed or not taken, by the Bank hereunder or in any manner related hereto or the transaction provided for herein (the "Indemnified Liabilities"); provided, however, that the Company shall have no obligation hereunder with respect to the Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

            (b) If any claim is made, or any action, suit or proceeding is brought against any person indemnified pursuant to this SECTION 12.2, the applicable Indemnitee shall promptly notify the Company of such claim or of the commencement of such action, suit or proceeding, and the Company will assume the defense of such action, suit or proceeding, employing counsel selected by the Company and reasonably satisfactory to such Indemnitee, and pay the fees and expenses of such counsel; provided, however, that if any Indemnitee or counsel to any Indemnitee shall reasonably determine that, due to conflicts in the liabilities or defenses between the Company and the Bank, the Bank shall each have the right to retain its own counsel and the reasonable fees and expenses of such counsel shall be for the account of the Company. The Bank shall not shall settle any Indemnified Liability, if the Bank seeks indemnification therefor from the Company, without first giving written notice to the Company of the Bank's desire to settle and obtaining the written consent of the Company to such settlement, which consent the Company hereby agrees not to unreasonably withhold.

            (c) The obligations of the Company under this Section shall survive payment of the Secured Obligations and assignment of any rights hereunder.

12.3 Notice. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder to a party hereto shall be given in accordance with the terms of the Credit Agreement.

12.4 Survival. All covenants, agreements, representations and warranties made herein and in any certificate delivered pursuant hereto and shall survive the execution and delivery of the Notes and shall continue in full force and effect as long as any amount is outstanding and unpaid on the Secured Obligations or any obligation of the Bank under the Credit Agreement is in effect; provided, however, that the indemnification obligations hereunder shall survive payment of the Secured Obligations.

12.5 Successors and Assigns. Whenever in this Security Agreement any party hereto is referred to, such reference shall be deemed to include the successor and assigns of such party; and all covenants, promises and agreements contained in this Security Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

12.6 Prior Agreements. This Security Agreement, the Notes, the Credit Agreement and the other Loan Documents (and all Schedules and Exhibits thereto) represent the entire agreement and understanding of the parties with respect to the subject matter hereof.

12.7 Modification of Agreement. No modification or waiver of any provision of this Security Agreement, consent to any departure by the Company or the Bank from any provision of this Security Agreement, shall be effective unless the same shall be in writing executed by all parties hereto. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in the same, similar or other circumstances.

12.8 Further Assurances. The Company, upon the request of the Bank, will promptly correct any defect, error, or omission which may be discovered in the contents of this Security Agreement or in the execution hereof, and will do such further acts and things, and execute, acknowledge, endorse, and deliver such further instruments, agreements, schedules, and certificates, including, but not limited to, (a) notes, mortgages, deeds of trust, assignments, chattel mortgages, security agreements, and financing statements covering the title to any real, personal, or mixed property now owned or hereafter acquired by the Company and now or hereafter constituting Collateral, and (b) schedules and certificates respecting all or any of the Collateral at the time subject to the security interest granted hereunder, the items or amounts received by the Company in full or partial payment or otherwise as proceeds of any of the Collateral, that the Bank may at any time and from time to time reasonably request in connection with the administration or enforcement of this Security Agreement or related to the Collateral or any part thereof. Any such instrument, agreement, schedule, or certificate shall be executed by a duly authorized officer of the Company and shall be in such form and detail as the Bank may reasonably specify. Promptly upon the request of the Bank, the Company will mark, or permit the Bank to mark in a reasonable manner, the Company's books, records, and accounts showing or dealing with the Collateral with a notation clearly setting forth that a security interest in the Collateral has been granted to the Bank, which notation shall be in form and substance satisfactory to the Bank.

            The Company will do all acts and things, and will execute and file or record all instruments (including mortgages, pledges, assignments, security agreements, financing statements, amendments to financing statements, continuation statements, etc.) required, or reasonably requested, by the Bank, to establish, perfect, maintain, and continue the perfection and priority of the security interest of the Bank in the Collateral, and the Company will pay the costs and expenses of: all filings and recordings, including taxes thereon; all searches necessary, or reasonably deemed necessary by the Bank, to establish and determine the validity and the priority of such security interest of the Bank; and also to satisfy all other liens which in the reasonable opinion of the Bank might prejudice, imperil, or otherwise affect the Collateral or the existence or priority of such security interest.

12.9 Waivers. The Company, for itself and all who may claim under the Company, as far as the Company now or hereafter lawfully may, waives all right to have all or any portion of the Collateral marshaled upon any foreclosure hereof, and the Company agrees that any court having jurisdiction over this Security Agreement may order the sale of all or any portion of the Collateral. Any sale of, or the grant of options to purchase (for the option period thereof or after exercise thereof), or any other realization upon, all or any portion of the Collateral under this Security Agreement shall operate to divest all right, title, and interest, either at law or in equity, of the Company in and to the Collateral so sold, optioned, or realized upon, and shall be a perpetual bar both at law and in equity against the Company and against any and all persons claiming or attempting to claim the Collateral so sold, optioned, or realized upon or any part thereof, from, through, and under the Company. No delay on the part of the Bank in exercising any power of sale, lien, option, or other right hereunder, and no failure on the part of the Bank to give any notice or make any demand which may be given to or made upon the Company with respect to any power of sale, lien, option or other right hereunder shall constitute a waiver thereof, or limit or impair the right of the Bank to take any action or to exercise any power of sale, lien, option, or any other right under this Security Agreement or the Credit Agreement, or otherwise, nor shall any single or partial exercise thereof, or the exercise of any power, lien, option, or other right under this Security Agreement or otherwise, all without notice or demand (except as otherwise provided by the terms of this Security Agreement), prejudice its rights against the Company in any respect. Each and every remedy given the Bank shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

      12.10 Termination. This Security Agreement shall terminate when all the Secured Obligations have been fully paid and performed, at which time the Bank shall reassign and redeliver, without recourse upon, or representation or warranty by, the Bank and at the expense of the Company, to the Company, or to such other person or persons as the Company shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise disposed of by the Bank pursuant to the terms hereof or of the Credit Agreement, and shall still be held by the Bank together with appropriate instruments of reassignment and release.

12.11 Non-Assumption of Liability. Nothing herein contained shall relieve the Company from performing any covenant, agreement, or obligation on the part of the Company to be performed under or in respect to any of the Collateral or from any liability to any party or parties having an interest therein, nor shall anything herein be construed to impose any liability on the Bank for the acts or omissions of the Company in connection with any of the Collateral. The Bank shall not assume or become liable for, nor shall it be deemed or construed to have assumed or become liable for, any obligation of the Company with respect to any of the Collateral, or otherwise, by reason of the grant to it of security interests in the Collateral. The Bank shall use reasonable care in the custody and preservation of such of the Collateral as comes into its possession.

12.12 Severability. Every provision of this Security Agreement is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

12.13 Governing Law.

            (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF KENTUCKY EXCEPT TO THE EXTENT THAT THE UCC PROVIDES FOR THE APPLICATION OF THE LAW OF THE STATE OF THE COMPANY'S INCORPORATION. ANY LEGAL ACTION OR PROCEEDING AGAINST ANY ONE OR MORE OF THE COMPANY AND/OR THE BANK WITH RESPECT TO THIS SECURITY AGREEMENT MAY BE BROUGHT IN THE COURT OF THE COMMONWEALTH OF KENTUCKY OR THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF KENTUCKY, AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, THE COMPANY AND THE BANK HEREBY IRREVOCABLY ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

            (b) THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS SECURITY AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (c) THE PARTIES HERETO HEREBY AGREE THAT PROCESS MAY BE SERVED AGAINST ANY OF THEM IN ANY SUIT, ACTION OR PROCEEDING REFERRED TO IN THIS SECTION BY SENDING THE SAME BY OVERNIGHT COURIER SERVICE, OR IF SUCH OVERNIGHT SERVICE IS NOT AVAILABLE, THEN BY FIRST CLASS MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT. EACH OF THE PARTIES HERETO HEREBY AGREES THAT ANY SUCH SERVICE (I) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION, OR PROCEEDING, AND (II) SHALL TO THE FULLEST EXTENT ENFORCEABLE BY LAW, BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT.

            (d) NOTHING IN THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY MODIFICATION, WAIVER, CONSENT OR AMENDMENT HERETO OR THERETO SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF THE BANK TO BRING PROCEEDINGS IN THE COURTS OF ANY JURISDICTION OR JURISDICTIONS IN WHICH THE PARTIES HERETO MAY BE SERVED.

12.14 Effective Date. This Security Agreement shall apply to and control all Collateral delivered to the Bank in accordance with this Security Agreement and pursuant to the Credit Agreement or any other Loan Document.

12.15 Headings. The headings of the several sections and subsections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

12.16 Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

12.17 Exhibits and Schedules. The Exhibits and Schedules to this Security Agreement are a part hereof, and are hereby incorporated by reference as if fully set out where first mentioned herein.

      12.18 Acknowledgment Agreements. The parties hereto shall enter into an acknowledgment agreement or other agreement similar in purpose and effect among themselves and as appropriate GNMA, FNMA or FHLMC, when required by GNMA, FNMA and/or FHLMC, and the parties hereto agree to perform such acts, and offer such assurances, as may be necessary to induce GNMA, FNMA and FHLMC to enter into such acknowledgment agreement In the event of any conflict or inconsistency between the terms of this Security Agreement and the terms of the acknowledgment agreement, the terms of the acknowledgment agreement shall prevail.

                                   ARTICLE 13

                              WAIVER OF JURY TRIAL

THE COMPANY AND THE BANK HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND THE BANK ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH SUCH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THE COMPANY AND THE BANK HAVE ALREADY RELIED ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS WITH THE OTHER. THE COMPANY AND THE BANK FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS. IN THE EVENT OF LITIGATION, THIS SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

IN WITNESS WHEREOF, the parties hereto have caused this Pledge, Security and Collateral Agency Agreement to be duly executed as of the day and year first above written.

                                   THE NEW YORK MORTGAGE
                                   COMPANY, LLC

                                   By:  /s/ Steven B. Schnall
                                        ----------------------------------

                                   Title: President
                                          --------------------------------
                                                     (the "Company")


                                   NATIONAL CITY BANK OF KENTUCKY

                                   By:  /s/ Michael A. Johnson
                                        ----------------------------------

                                   Title: Vice President
                                          --------------------------------

                                                        (the "Bank")